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                                                                    Exhibit 10.5
                                                CONFIDENTIAL TREATMENT REQUESTED

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
PURCHASE ORDER                                                      Phonex Broadband Corporation
                                                                    6952 High Tech Drive
P.O. Number *********                                               Midvale, UT  84047
(This purchase order replaces P.O. Number ********)                 Tel: 801/566-0100
                                                                    Fax: 801/566-0880
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TO:  Intellon Corporation                                           Ship to (if different address):
5100 West Silver Springs Blvd.                                      Phonex Broadband Corporation
Ocala, FL  34482
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     P.O. DATE            PLACED BY            DATE EXPECT               SHIP VIA                F.O.B.              TERMS
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
     07/17/00             ********             As indicated                 TBD                  Origin            *********
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This Purchase Order is subject to the attached Terms and Conditions.

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     QTY                                            DESCRIPTION                                      UNIT PRICE         TOTAL
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
   ********        MII Prototype Sample Chipset (ES2000 and ES1000 = one chipset) to be               ********         ********
                   delivered to Phonex Broadband by **********. Includes device specifications and software drivers for Windows 95, 98 and 2000 installation.  Delivery required by **********.
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   ********        MII  Prototype Sample (ES5000) to be delivered to Phonex Broadband by              ********         ********
                   ********.  Includes device specifications and software drivers for Windows
                   95, 98 and 2000 installation.  Delivery required by ********.
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   ********        HomePlug 1.0 compatible Engineering Sample Chipsets (ES5130 & ES1000) with         ********         ********
                   final specifications to be delivered by********.  Includes final device specifications and software drivers for Windows 95, 98 and 2000 installation.  Delivery required by ********.
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   ********        HomePlug 1.0 compatible Pre-qualified Production Sample Chipsets (PQ5130 and       ********         ********
                   PQ1000) with final specifications delivery required by ********.
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   ********        HomePlug 1.0 compatible Qualified Production Chipsets (INT5130 and INT1000)        ********         ********
                   with final specifications.  Delivery schedule TBD.  These******** are non-cancelable.  **********.
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   ********        HomePlug 1.0 complaint Qualified Production Chipsets (INT5130 and INT1000)         ********(*)      ********
                   with final specifications. Delivery schedule TBD.
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   ********        HomePlug 1.0 compliant Qualified Production Chipsets (INT5130 and INT1000).        ********         ********
   --------        Delivery schedule TBD

   *********

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                                                                                                           Subtotal $17,155,000.00
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                                                                                                Shipping & Handling
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                                                                                                     Sales Tax Rate
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                                                                                                          Sales Tax

                                                                                                          Total Due $17,155,000.00
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*   Price to be ******** per Chipset should Phonex Broadband Corporation amend this PO to make the ******** and ********Chipset orders non-cancelable.

___________________  Authorization

Portions of this agreement have been omitted and filed separately with the Commission pursuant to an application for confidential treatment under Rule 406.